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                         MAINSTAY VP SERIES FUND, INC.


                     MainStay VP Income & Growth Portfolio
                    MainStay VP ICAP Select Equity Portfolio

      Supplement dated March 22, 2007 to the Prospectus dated May 1, 2006 As supplemented July 5, 2006, August 23, 2006, October 31, 2006, and December 28, 2006

     This Supplement is to inform you that the Board of Directors of the MainStay VP Series Fund, Inc. has voted to approve, subject to shareholder approval, a merger of the MainStay VP Income & Growth Portfolio, subadvised by American Century Investment Management, Inc., with and into the MainStay VP ICAP Select Equity Portfolio, subadvised by Institutional Capital LLC.

     Shareholders who own shares of the MainStay VP Income & Growth Portfolio as of April 13, 2007 will receive further information regarding the proposed merger in a proxy statement on or about May 15, 2007. The proxy statement will also include voting instruction cards with which to vote on the merger at a special meeting to be held on July 11, 2007. If approved by shareholders, the merger will close on or about August 17, 2007.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE